Listing Report:Supplement No. 14 dated Feb 12, 2013 to Prospectus dated Feb 04, 2013
File pursuant to Rule 424(b)(3)
Registration Statement Nos. 333-179941 and 333-179941-01
Prosper Funding LLC
Borrower Payment Dependent Notes

Prosper Marketplace, Inc.
PMI Management Rights

This Listing Report amends the Listing Report previously filed on February 12, 2013 to make clear that Prosper Funding LLC is offering the Borrower Payment Dependent Notes (“Notes”) referred to in such Listing Report. This Listing Report supplements the prospectus dated February 04, 2013 and provides information about each loan request (referred to as a “listing”) and series of Notes Prosper Funding LLC is currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Feb 04, 2013 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes. As described in the prospectus dated Feb 04, 2013, each Note will come attached with a PMI Management Right issued by Prosper Marketplace, Inc.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 693213
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	13.25%
Term:	36 months

Lender yield:	26.86%	Borrower rate/APR:	27.86% / 31.79%	Monthly payment:	$165.15

Lender servicing fee:	1.00%	Effective Yield*:	24.47%
		Estimated return*:	11.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Dec-1987	Debt/Income ratio:	17%
Credit score:	620-639 (Feb-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	0y 4m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,580	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	34	Bankcard utilization:	28%
		Homeownership:	No
Screen name:	dollar-mussel1	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	620-639 (Latest)
Principal borrowed:	$13,000.00	< 31 days late:	0 ( 0% )	680-699 (Mar-2012)
Principal balance:	$11,790.04	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Debt consolidation
Purpose of loan:
This loan will be used to...Pay of some minimal credit card bills that i accured this past year and also to help my mom fix some minor damages after Hurricane Issac in New Orleans, LA.

My financial situation: Chase Bank for over 20Yrs
I am a good candidate for this loan because...I am a Registered Respiratory Therapist for over
24 yrs and was on my job for 18 yrs before the hospital was destroyed by Hurricane Katrina in 2005. I was fortunate to land a great job with a great company in which my salary has improved greatly. i pay all my bills on time but i need alittle assistance to help my mom and consolidate my bills into one small montly fee.

I make 52,000 a year before taxes.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 693233
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	10.75%
Term:	60 months

Lender yield:	24.79%	Borrower rate/APR:	25.79% / 28.39%	Monthly payment:	$178.90

Lender servicing fee:	1.00%	Effective Yield*:	22.74%
		Estimated return*:	11.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-1986	Debt/Income ratio:	31%
Credit score:	640-659 (Feb-2013)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 14	Length of status:	20y 6m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$7,986	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	87%
		Homeownership:	No
Screen name:	ALexed_teacher	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	65 ( 100% )	640-659 (Latest)
Principal borrowed:	$7,000.00	< 31 days late:	0 ( 0% )	620-639 (Dec-2011) 620-639 (Oct-2010) 600-619 (Jun-2008)
Principal balance:	$2,217.56	31+ days late:	0 ( 0% )
Total payments billed:	65
Description
Future looking better!
Purpose of loan: Taxes and debt consolidation

This loan will be used to...pay off property taxes and to consolidate debt. My father just purchased a foreclosure home for me four months ago, and I would like to eventually get a home equity line of credit to pay him back and make some improvements. First, I need to clean up some items on my credit (and pay property taxes) so that I can qualify for a better rate.

My financial situation: I have had 3 loans with Prosper and have paid two off early. I can afford the monthly payment for this loan, particularly since I will be ridding myself of some bills. I am working hard to improve my credit, and I pay all of my debts on time. I had a bankruptcy after divorce, but it's been discharged for over 7 years now. I wish it would disappear from my credit report; it was done at the recommendation of my attorney.

I am a good candidate for this loan because...I have a good history with Prosper (and other financial institutions). I am a special education teacher with tenure and a long work history with the same employer; therefore, I have great job security. I lost my home (apartment) in 2011 in a tornado that hit Alabama; now my future is looking better thanks to the generosity of my dad. I want to be a part of the community-rebuilding process, so the home I purchased is in the same general area. With this loan, I can work on rebuilding my life as well.

Monthly net income: $2900
Monthly expenses: $2600
Housing: $0
Insurance: $350
Car expenses: $586
Utilities: $300
Phone, cable, internet: $120
Food, entertainment: $400
Clothing, household expenses: $100
Credit cards and other loans: $750
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 705593
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	10.75%
Term:	36 months

Lender yield:	23.19%	Borrower rate/APR:	24.19% / 28.03%	Monthly payment:	$236.00

Lender servicing fee:	1.00%	Effective Yield*:	21.26%
		Estimated return*:	10.51%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Nov-1988	Debt/Income ratio:	32%
Credit score:	720-739 (Jan-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	34 / 24	Length of status:	4y 10m
Amount delinquent:	$0	Total credit lines:	63	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$68,374	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	83%
		Homeownership:	Yes
Screen name:	yield-monger142	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 706821
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	13.25%
Term:	60 months

Lender yield:	28.16%	Borrower rate/APR:	29.16% / 31.85%	Monthly payment:	$127.36

Lender servicing fee:	1.00%	Effective Yield*:	25.66%
		Estimated return*:	12.41%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Dec-1998	Debt/Income ratio:	22%
Credit score:	660-679 (Jan-2013)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	1y 1m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$46,657	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	79%
		Homeownership:	Yes
Screen name:	gold-revolutionary6	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 710411
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,279.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$6,279	Estimated loss*:	11.25%
Term:	36 months

Lender yield:	23.92%	Borrower rate/APR:	24.92% / 28.78%	Monthly payment:	$249.39

Lender servicing fee:	1.00%	Effective Yield*:	21.90%
		Estimated return*:	10.65%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jul-2004	Debt/Income ratio:	23%
Credit score:	760-779 (Feb-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	blue-vivid-wampum	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 711191
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	4.24%
Term:	60 months

Lender yield:	13.19%	Borrower rate/APR:	14.19% / 16.50%	Monthly payment:	$350.50

Lender servicing fee:	1.00%	Effective Yield*:	12.60%
		Estimated return*:	8.36%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-2000	Debt/Income ratio:	26%
Credit score:	680-699 (Feb-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	7y 5m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$26,219	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	91%
		Homeownership:	Yes
Screen name:	skrunchy	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	25 ( 100% )	680-699 (Latest)
Principal borrowed:	$15,000.00	< 31 days late:	0 ( 0% )	760-779 (Dec-2007)
Principal balance:	$0.03	31+ days late:	0 ( 0% )
Total payments billed:	25
Description
Debt consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 711449
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,500.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$12,500	Estimated loss*:	2.74%
Term:	36 months

Lender yield:	9.34%	Borrower rate/APR:	10.34% / 13.14%	Monthly payment:	$405.34

Lender servicing fee:	1.00%	Effective Yield*:	9.05%
		Estimated return*:	6.31%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-1972	Debt/Income ratio:	16%
Credit score:	780-799 (Feb-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	11 / 9	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,439	Stated income:	$100,000+
Delinquencies in last 7y:	1	Bankcard utilization:	58%
		Homeownership:	Yes
Screen name:	the-useful-marketplace	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consolidate higher interest credit card debt.

My financial situation:
I am a good candidate for this loan because...I have a retirement income (State of Arizona Teacher's Pension) of approximately $53,000 and I work as a speech and language pathologist with an annual salary of approximately $80,000. This combined income along with a good credit history and my personal goal of eliminating all my debt within the next 5 years through the most efficient and effective manner possible makes me a good candidate for a Prosper Loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 711473
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	8.74%
Term:	36 months

Lender yield:	20.24%	Borrower rate/APR:	21.24% / 25.01%	Monthly payment:	$566.98

Lender servicing fee:	1.00%	Effective Yield*:	18.73%
		Estimated return*:	9.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-1995	Debt/Income ratio:	27%
Credit score:	680-699 (Feb-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	8y 9m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,211	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Bankcard utilization:	29%
		Homeownership:	No
Screen name:	organic-wampum6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Loans
Purpose of loan:
This loan will be used to...pay for the wedding expenses

My financial situation:
I am a good candidate for this loan because...i am very resposable and i can assure you that the loan will be pay in a timely manner to fulfill my responsabity

Monthly net income: $ 3600.00
Monthly expenses: $
Housing: $ 775.oo
Insurance: $ 177.00
Car expenses: $ 622.00
Utilities: $ 150
Phone, cable, internet: $ 100.00
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $ 300.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 711491
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$4,000	Estimated loss*:	13.25%
Term:	60 months

Lender yield:	28.16%	Borrower rate/APR:	29.16% / 31.85%	Monthly payment:	$127.36

Lender servicing fee:	1.00%	Effective Yield*:	25.66%
		Estimated return*:	12.41%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Feb-1991	Debt/Income ratio:	11%
Credit score:	680-699 (Feb-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	15y 7m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Food Service
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,550	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	No
Screen name:	monster34	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 711551
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	10.25%
Term:	36 months

Lender yield:	22.46%	Borrower rate/APR:	23.46% / 27.29%	Monthly payment:	$584.25

Lender servicing fee:	1.00%	Effective Yield*:	20.64%
		Estimated return*:	10.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Feb-2000	Debt/Income ratio:	26%
Credit score:	720-739 (Feb-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	2y 0m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,085	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	42%
		Homeownership:	No
Screen name:	sensible-yield5	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Purpose of loan:
This loan will be used to advertise my tax business that generated $500k last year with minimal advertising. We have tested the marketing and are ready to move forward with the plan.

My financial situation:
I am a good candidate for this loan because I expect a 5 to 1 return on every dollar spent on advertising. I have made over $500k in 2012 and can double this amount with this advertising plan.

Monthly net income: $6000
Monthly expenses: $4300
Housing: $1425
Insurance: $210
Car expenses: $450
Utilities: $200
Phone, cable, internet: $120
Food, entertainment: $600
Clothing, household expenses: $650
Credit cards and other loans: $600
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 711581
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	7.24%
Term:	60 months

Lender yield:	19.59%	Borrower rate/APR:	20.59% / 23.05%	Monthly payment:	$201.17

Lender servicing fee:	1.00%	Effective Yield*:	18.29%
		Estimated return*:	11.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-1998	Debt/Income ratio:	29%
Credit score:	660-679 (Feb-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	7y 4m
Amount delinquent:	$0	Total credit lines:	42	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,118	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Bankcard utilization:	59%
		Homeownership:	No
Screen name:	CT-Copper3882	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	24 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,250.00	< 31 days late:	0 ( 0% )	600-619 (Jul-2012) 640-659 (Jul-2011) 720-739 (Sep-2010)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	24
Description
Debt Consolidation Loan
Purpose of loan: Debt Consolidation
This loan will be used to pay off some bills and make some repairs around the house.

My financial situation:
I am a good candidate for this loan because I have had Prosper Loans in the past couple of years that were paid off early. I am currently working full time with a guaranteed monthly income and plenty of overtime.

Monthly net income: $3000 - $5000
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 711635
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$11,500.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$8,050	Estimated loss*:	3.99%
Term:	60 months

Lender yield:	12.34%	Borrower rate/APR:	13.34% / 15.63%	Monthly payment:	$263.67

Lender servicing fee:	1.00%	Effective Yield*:	11.81%
		Estimated return*:	7.82%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jun-1999	Debt/Income ratio:	38%
Credit score:	680-699 (Feb-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	2y 8m
Amount delinquent:	$0	Total credit lines:	49	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,322	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	84%
		Homeownership:	Yes
Screen name:	secrets10169	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	40 ( 100% )	680-699 (Latest)
Principal borrowed:	$13,500.00	< 31 days late:	0 ( 0% )	760-779 (Apr-2012) 700-719 (Jul-2008)
Principal balance:	$7,397.78	31+ days late:	0 ( 0% )
Total payments billed:	40
Description
Debt consolidation
Purpose of loan:
This loan will be used to...payoff 5 higher interest credit card and personal loans leaving me with just 1 credit card with a small easily manageable balance and 1 loan through prosper.

My financial situation:
I am a good candidate for this loan because...I always pay my bills on time. This will be my third proper loan. One is currently paid in full and the other I am making regular, on time payments to. I am also a lender on Prosper and greatly believe in the peer-to-peer system. You will get your payment on time, EVERYTIME. Thank you so much for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 711877
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Estimated loss*:	3.99%
Term:	60 months

Lender yield:	12.34%	Borrower rate/APR:	13.34% / 15.63%	Monthly payment:	$573.19

Lender servicing fee:	1.00%	Effective Yield*:	11.81%
		Estimated return*:	7.82%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jul-2001	Debt/Income ratio:	28%
Credit score:	780-799 (Feb-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	2y 6m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$168	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	1%
		Homeownership:	No
Screen name:	flexible-responsibility242	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 712417
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	11.25%
Term:	60 months

Lender yield:	25.72%	Borrower rate/APR:	26.72% / 29.34%	Monthly payment:	$303.68

Lender servicing fee:	1.00%	Effective Yield*:	23.55%
		Estimated return*:	12.30%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jan-1999	Debt/Income ratio:	29%
Credit score:	660-679 (Feb-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	14y 3m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Construction
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$13,097	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	21	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	loyalty-mastery155	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Purpose of loan:
This loan will be used to help start an electrical business.

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 712423
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Estimated loss*:	3.99%
Term:	60 months

Lender yield:	12.34%	Borrower rate/APR:	13.34% / 15.63%	Monthly payment:	$573.19

Lender servicing fee:	1.00%	Effective Yield*:	11.81%
		Estimated return*:	7.82%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-1998	Debt/Income ratio:	23%
Credit score:	740-759 (Feb-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 16	Length of status:	16y 1m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$29,558	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	52%
		Homeownership:	Yes
Screen name:	newest-marketplace-palm	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...payoff Discover, American Express and Wells Fargo

My financial situation: The interest rates that I am currently paying is too high.
I am a good candidate for this loan because...I have the ability to repay the debt, my credit score is good and the money will be used to [pay off high interest rate credit cards.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 712491
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$9,100	Estimated loss*:	3.74%
Term:	60 months

Lender yield:	11.69%	Borrower rate/APR:	12.69% / 14.97%	Monthly payment:	$293.73

Lender servicing fee:	1.00%	Effective Yield*:	11.22%
		Estimated return*:	7.48%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1979	Debt/Income ratio:	7%
Credit score:	720-739 (Feb-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	27y 11m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Chemist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$205,588	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	73%
		Homeownership:	No
Screen name:	payment-banshee2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Engagement Ring/Proposal Financing
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 712501
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	9.75%
Term:	36 months

Lender yield:	21.72%	Borrower rate/APR:	22.72% / 26.53%	Monthly payment:	$578.46

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	10.25%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jan-2000	Debt/Income ratio:	23%
Credit score:	680-699 (Feb-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	0y 4m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$25,583	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	81%
		Homeownership:	Yes
Screen name:	hard-working-deal176	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Credit Cards
Purpose of loan:
This loan will be used to...Pay off credit cards (and then close the accounts)

My financial situation:
I am a good candidate for this loan because...I worked at my job for 6 months as a contractor and was converted to a permanent employee last October (2012). I have a high rate of pay and I am eligible for a yearly bonus (can be 5-10% of yearly salary).

Monthly net income: $ 4880.00
Monthly expenses: $ $600
Housing: $ 750.00
Insurance: $ 80.00
Car expenses: $ 425.00
Utilities: $ 150.00
Phone, cable, internet: $ 225.00
Food, entertainment: $ 200.00
Clothing, household expenses: $
Credit cards and other loans: $ 700 (credit card minimum balance)
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 712503
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$18,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$12,600	Estimated loss*:	1.24%
Term:	36 months

Lender yield:	5.99%	Borrower rate/APR:	6.99% / 8.33%	Monthly payment:	$555.71

Lender servicing fee:	1.00%	Effective Yield*:	5.90%
		Estimated return*:	4.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Sep-1994	Debt/Income ratio:	13%
Credit score:	780-799 (Feb-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	5y 4m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,022	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	26%
		Homeownership:	No
Screen name:	dime-speaker143	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to even out our cash flow and help us create a zero credit card balance so we can maintain that goal.

My financial situation:
I am a good candidate for this loan because I have an excellent, stable, high-paying job. Most of the debt is carried over from many years ago when I was deeply underemployed.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 712527
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$9,100	Estimated loss*:	3.24%
Term:	60 months

Lender yield:	10.69%	Borrower rate/APR:	11.69% / 13.94%	Monthly payment:	$287.15

Lender servicing fee:	1.00%	Effective Yield*:	10.30%
		Estimated return*:	7.06%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Dec-2001	Debt/Income ratio:	16%
Credit score:	720-739 (Feb-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	6y 6m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,317	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	30%
		Homeownership:	No
Screen name:	iSayHello	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 100% )	720-739 (Latest)
Principal borrowed:	$2,500.00	< 31 days late:	0 ( 0% )	760-779 (Aug-2012)
Principal balance:	$1,934.59	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Debt consolidation/ Misc.
Purpose of loan:
This loan will be used to... Pay off a 401k loan, i don't really need to but i want to get it out of the way so in case i would lose my job before it's paid off so i won't get dinged at tax time. I will use what's left on a credit card balance that i have, if anything is left over i'll just put it towards paying off this loan.

My financial situation:
I am a good candidate for this loan because... i've been employed at the same job for going on 7 years this summer and i was at my last job about 12 years total before i stopped working there. i have one prior loan on here i am paying off and will have paid off in the next several months due to normal payments and using whatever my tax return is on it. the money from that loan and what already comes out of my checks monthly is about 10$ short of what this loan will cost per month so i'm not really changing my budget to much. thanks!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 712599
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	11.25%
Term:	60 months

Lender yield:	25.72%	Borrower rate/APR:	26.72% / 29.34%	Monthly payment:	$242.95

Lender servicing fee:	1.00%	Effective Yield*:	23.55%
		Estimated return*:	12.30%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jul-1996	Debt/Income ratio:	31%
Credit score:	660-679 (Feb-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	2y 3m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,160	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Bankcard utilization:	79%
		Homeownership:	Yes
Screen name:	Sunznmyiz	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off all credit cards and misc bills

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 712633
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$4,000	Estimated loss*:	5.24%
Term:	12 months

Lender yield:	10.77%	Borrower rate/APR:	11.77% / 17.49%	Monthly payment:	$354.96

Lender servicing fee:	1.00%	Effective Yield*:	10.19%
		Estimated return*:	4.95%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-1999	Debt/Income ratio:	23%
Credit score:	680-699 (Feb-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	7 / 6	Length of status:	0y 9m
Amount delinquent:	$11,407	Total credit lines:	51	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,386	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	20	Bankcard utilization:	6%
		Homeownership:	Yes
Screen name:	repayment-librarian	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	680-699 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	680-699 (Feb-2012)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Debt consolidation
Purpose of loan: Payoff Credit Cards
This loan will be used to payoff all my existing credit cards. I have paid down my credit cards and have just $4K left. Thought I would prefer to pay through prosper rather than the banks.

My financial situation: Excellent
I am a good candidate for this loan because worked to payoff my debt and have consistently met all my obligations. Goal is to become debt free over the next few years. Previously paid off a similar Prosper loan in less than 1 year.

Monthly net income: $4250
Monthly expenses: $2240
Housing: $960
Insurance: $120
Car expenses: $340
Utilities: $0
Phone, cable, internet: $120
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $200
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 702692
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,350	Estimated loss*:	11.75%
Term:	36 months

Lender yield:	24.66%	Borrower rate/APR:	25.66% / 29.54%	Monthly payment:	$421.15

Lender servicing fee:	1.00%	Effective Yield*:	22.54%
		Estimated return*:	10.79%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-1988	Debt/Income ratio:	0%
Credit score:	640-659 (Jan-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	27y 4m
Amount delinquent:	$0	Total credit lines:	53	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$44,505	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	No
Screen name:	justice-watcher2	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: Debt Consolidation
This loan will be used to...pay off some credit cards and loans

My financial situation:
I am a good candidate for this loan because...I pay my bills timely and have solid profession in management for 27 years.

Monthly net income: $4,000
Monthly expenses: $
Housing: $1210
Car expenses: $0
Utilities: $ 160
Phone, cable, internet: $ 123
Food, entertainment: $ 300
Clothing, household expenses: $ 100
Credit cards and other loans: $ 275
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 710924
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	12.25%
Term:	12 months

Lender yield:	20.27%	Borrower rate/APR:	21.27% / 29.17%	Monthly payment:	$372.97

Lender servicing fee:	1.00%	Effective Yield*:	18.49%
		Estimated return*:	6.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Feb-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Feb-2013)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	12y 1m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$22,364	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	ore-turbine3	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 711188
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Estimated loss*:	8.49%
Term:	60 months

Lender yield:	21.59%	Borrower rate/APR:	22.59% / 25.10%	Monthly payment:	$559.11

Lender servicing fee:	1.00%	Effective Yield*:	20.01%
		Estimated return*:	11.52%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-1996	Debt/Income ratio:	28%
Credit score:	700-719 (Feb-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 17	Length of status:	22y 3m
Amount delinquent:	$0	Total credit lines:	41	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$37,867	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	77%
		Homeownership:	Yes
Screen name:	balance-meadow1	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...
pay off credit card debt

My financial situation:
I am a good candidate for this loan because...
I am responsible at making my payments

Monthly net income: $6610.00
Monthly expenses: $
Housing: $645.00
Insurance: $115.00
Car expenses: $250.00
Utilities: $500.00
Phone, cable, internet: $160.00
Food, entertainment: $250.00
Clothing, household expenses: $100.00
Credit cards and other loans: $1350.00
Other expenses: $150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 711224
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	9.25%
Term:	36 months

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 25.78%	Monthly payment:	$305.48

Lender servicing fee:	1.00%	Effective Yield*:	19.37%
		Estimated return*:	10.12%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Oct-1990	Debt/Income ratio:	22%
Credit score:	680-699 (Feb-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	10 / 10	Length of status:	11y 10m
Amount delinquent:	$22,707	Total credit lines:	38	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,893	Stated income:	$100,000+
Delinquencies in last 7y:	3	Bankcard utilization:	67%
		Homeownership:	Yes
Screen name:	precious-investment02	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Motorcycle
Purpose of loan:
This loan will be used to purchase and ATV for recreational use.

My financial situation:
I am a good candidate for this loan because I've provided solid payment history and shown evidence of 10% increases in income year of year.

Monthly net income: $10,416
Monthly expenses: $
Housing: $ 1273 + 608 + 472
Insurance: $ 100
Car expenses: $ 473
Utilities: $ 150
Phone, cable, internet: $ 200
Food, entertainment: $ 400
Clothing, household expenses: $ 100
Credit cards and other loans: $ 250
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 711512
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	5.49%
Term:	36 months

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 19.65%	Monthly payment:	$351.52

Lender servicing fee:	1.00%	Effective Yield*:	14.17%
		Estimated return*:	8.68%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-2003	Debt/Income ratio:	49%
Credit score:	700-719 (Feb-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	0y 5m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,316	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	14%
		Homeownership:	No
Screen name:	authoritative-wealth0	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 100% )	700-719 (Latest)
Principal borrowed:	$10,500.00	< 31 days late:	0 ( 0% )	760-779 (Jul-2012)
Principal balance:	$9,181.11	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 712438
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	15.75%
Term:	36 months

Lender yield:	30.34%	Borrower rate/APR:	31.34% / 35.36%	Monthly payment:	$172.76

Lender servicing fee:	1.00%	Effective Yield*:	27.60%
		Estimated return*:	11.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-1998	Debt/Income ratio:	72%
Credit score:	680-699 (Feb-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	11 / 11	Length of status:	14y 8m
Amount delinquent:	$14,639	Total credit lines:	45	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$29,671	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	22	Bankcard utilization:	70%
		Homeownership:	Yes
Screen name:	generosity-nest	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	680-699 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	700-719 (Apr-2012)
Principal balance:	$3,325.09	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Taxes
Purpose of loan:
This loan will be used to...pay taxes

My financial situation:
I am a good candidate for this loan because...I have a job and I can afford to pay my loan

Monthly net income: $2,000
Monthly expenses: $200
Housing: $
Insurance: $
Car expenses: $
Utilities: $200
Phone, cable, internet: $135
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $500
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 712446
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	13.25%
Term:	60 months

Lender yield:	28.16%	Borrower rate/APR:	29.16% / 31.85%	Monthly payment:	$127.36

Lender servicing fee:	1.00%	Effective Yield*:	25.66%
		Estimated return*:	12.41%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-1998	Debt/Income ratio:	25%
Credit score:	600-619 (Jan-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 14	Length of status:	18y 5m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$7,495	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	No
Screen name:	BNDBNDBND	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	39 ( 100% )	600-619 (Latest)
Principal borrowed:	$8,250.00	< 31 days late:	0 ( 0% )	600-619 (Sep-2011) 560-579 (Jul-2008)
Principal balance:	$4,559.10	31+ days late:	0 ( 0% )
Total payments billed:	39
Description
Medical/Dental
Purpose of loan:
This loan will be used to...My daughter recently had ACL surgery and I would like to use this loan to pay off medical expenses that my insurance didn't cover.

My financial situation:
I am a good candidate for this loan because I have a steady income as a police officer for 18 1/2 years. My monthly income before any overtime is $6000.00. In addition I work approximately 30 hours at a second job. I take my financial obligations seriously. I want to get this loan pay off some medical bills that weren't covered covered by my medical insurance.

I previously had a loan with prosper which I paid off early with no late payments. I currently have a loan with prosper and I have no late payments.

A little additional information my last loan for this same request that had been funded was cancelled because for some reason I was unable to be reached at my home or cell number. I'm not sure why that happened but the numbers I listed are my actual phone numbers. Thank you for your consideration on this loan.

Monthly net income: $6500
Monthly expenses: $4120
Housing: $1600
Insurance: $250
Car expenses: $0
Utilities: $150
Phone, cable, internet: $220
Food, entertainment: $300
Clothing, household expenses: $300
Credit cards and other loans: $600
Other expenses: $250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 712464
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	15.75%
Term:	36 months

Lender yield:	30.34%	Borrower rate/APR:	31.34% / 35.36%	Monthly payment:	$129.57

Lender servicing fee:	1.00%	Effective Yield*:	27.60%
		Estimated return*:	11.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Feb-1980	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Feb-2013)	Inquiries last 6m:	2	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	26 / 25	Length of status:	8y 3m
Amount delinquent:	$0	Total credit lines:	58	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$41,997
Delinquencies in last 7y:	0	Bankcard utilization:	42%
		Homeownership:	Yes
Screen name:	unabashed-integrity497	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Seeking loan to pay taxes
Purpose of loan: To be able to pay my first installment on my real estate taxes
This loan will be used to...Ditto

My financial situation:
I am a good candidate for this loan because...I have a geat credit rating and I always have paid my debts and on time!

Monthly net income: $ $3400.00= Federal pension
Monthly expenses: $1200.00
Housing: $Own primary home
Insurance: $480
Car expenses: $329 =Ins
Utilities: $300
Phone, cable, internet: $140
Food, entertainment: $50
Clothing, household expenses: $20
Credit cards and other loans: $see monthly expenses
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 712476
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$5,950	Estimated loss*:	4.24%
Term:	60 months

Lender yield:	13.19%	Borrower rate/APR:	14.19% / 16.50%	Monthly payment:	$198.62

Lender servicing fee:	1.00%	Effective Yield*:	12.60%
		Estimated return*:	8.36%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-1997	Debt/Income ratio:	24%
Credit score:	720-739 (Feb-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	2y 6m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	29	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	poetic-commerce0	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	17 ( 100% )	720-739 (Latest)
Principal borrowed:	$12,500.00	< 31 days late:	0 ( 0% )	720-739 (Jun-2012) 700-719 (Aug-2011)
Principal balance:	$4,612.59	31+ days late:	0 ( 0% )
Total payments billed:	17
Description
Debt consolidation
Purpose of loan: Combine loans into 1 payment
This loan will be used to...consolidate a couple of loans

My financial situation: good
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $400
Insurance: $30
Car expenses: $70
Utilities: $75
Phone, cable, internet: $100
Food, entertainment: $60
Clothing, household expenses: $0
Credit cards and other loans: $consolidating
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 712510
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	3.74%
Term:	36 months

Lender yield:	11.49%	Borrower rate/APR:	12.49% / 15.32%	Monthly payment:	$200.69

Lender servicing fee:	1.00%	Effective Yield*:	11.02%
		Estimated return*:	7.28%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1998	Debt/Income ratio:	38%
Credit score:	700-719 (Feb-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	5y 5m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$44,333	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	loyalty-mongoose5	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	700-719 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	680-699 (Mar-2012)
Principal balance:	$3,155.53	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
Household Expenses
Purpose of loan:
I have my house for sale on the market, and am looking for a loan to cover living expenses until the house sells.

My financial situation:
I am a good candidate for this loan because I have never been late on a payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 712522
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$15,000	Estimated loss*:	10.25%
Term:	60 months

Lender yield:	24.06%	Borrower rate/APR:	25.06% / 27.64%	Monthly payment:	$440.80

Lender servicing fee:	1.00%	Effective Yield*:	22.11%
		Estimated return*:	11.86%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-2000	Debt/Income ratio:	16%
Credit score:	660-679 (Feb-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	14y 11m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,958	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Bankcard utilization:	81%
		Homeownership:	No
Screen name:	green-yield-elevator	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 712576
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$6,650	Estimated loss*:	6.24%
Term:	36 months

Lender yield:	16.34%	Borrower rate/APR:	17.34% / 21.03%	Monthly payment:	$340.31

Lender servicing fee:	1.00%	Effective Yield*:	15.36%
		Estimated return*:	9.12%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Dec-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	860-879 (Feb-2013)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	10y 1m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Psychologist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$40,336	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	22%
		Homeownership:	Yes
Screen name:	revenue-sycamore4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 712612
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	13.25%
Term:	36 months

Lender yield:	26.86%	Borrower rate/APR:	27.86% / 31.79%	Monthly payment:	$165.15

Lender servicing fee:	1.00%	Effective Yield*:	24.47%
		Estimated return*:	11.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Oct-1996	Debt/Income ratio:	40%
Credit score:	640-659 (Feb-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	27 / 25	Length of status:	7y 8m
Amount delinquent:	$0	Total credit lines:	42	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$36,491	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	34%
		Homeownership:	Yes
Screen name:	clean-deal1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation np
Purpose of loan:
This loan will be used to consolidate higher interest debt.

My financial situation:
I am a good candidate for this loan because I have already repaid my lending club loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 712626
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,500.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$6,650	Estimated loss*:	1.24%
Term:	36 months

Lender yield:	5.99%	Borrower rate/APR:	6.99% / 8.33%	Monthly payment:	$293.29

Lender servicing fee:	1.00%	Effective Yield*:	5.90%
		Estimated return*:	4.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Sep-1993	Debt/Income ratio:	29%
Credit score:	820-839 (Feb-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	9y 0m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,237	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	12%
		Homeownership:	Yes
Screen name:	hard-working-hope749	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	820-839 (Latest)
Principal borrowed:	$11,500.00	< 31 days late:	0 ( 0% )	760-779 (Jul-2012)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	4
Description
Medical/Dental
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 712636
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	4.99%
Term:	36 months

Lender yield:	14.09%	Borrower rate/APR:	15.09% / 18.73%	Monthly payment:	$104.13

Lender servicing fee:	1.00%	Effective Yield*:	13.37%
		Estimated return*:	8.38%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Aug-2001	Debt/Income ratio:	13%
Credit score:	700-719 (Feb-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	3y 10m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,030	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	94%
		Homeownership:	No
Screen name:	proud-interest	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 26% )	700-719 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	24 ( 69% )	700-719 (Aug-2009)
Principal balance:	$0.00	31+ days late:	2 ( 6% )
Total payments billed:	35
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate four credit cards.

My financial situation:
I am a good candidate for this loan because I am steadily employed, and have paid off a previous Prosper loan.

Monthly net income: $3,700.00
Monthly expenses:
Housing: $500.00
Insurance:
Car expenses:
Utilities: $150.00
Phone: $75.00
Food: varies
Clothing, household expenses: credit cards and other loans: $ 500.00
Other expenses:
Information in the Description is not verified.